Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

TO

CREDIT AGREEMENT

Dated as of November 15, 2012

among

PGT INDUSTRIES, INC., AS BORROWER

PGT, INC., AS ONE OF THE GUARANTORS,

THE LENDERS

and

GENERAL ELECTRIC CAPITAL CORPORATION,

AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

♦ ♦ ♦

GE CAPITAL MARKETS, INC.
AND SUNTRUST ROBINSON HUMPHREY, INC.
AS JOINT LEAD ARRANGERS AND BOOKRUNNERS

SUNTRUST BANK
AS SYNDICATION AGENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (THIS “FIRST AMENDMENT”), DATED AS OF NOVEMBER 15, 2012, IS ENTERED INTO AMONG PGT INDUSTRIES, INC., A FLORIDA CORPORATION (THE “BORROWER”), PGT, INC., A DELAWARE CORPORATION (“HOLDINGS”), THE LENDERS PARTY HERETO, AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT FOR THE LENDERS AND THE L/C ISSUERS (IN SUCH CAPACITY AND, TOGETHER WITH ITS SUCCESSORS AND PERMITTED ASSIGNS, THE “ADMINISTRATIVE AGENT”).

R E C I T A L S

A.           The Borrower, Holdings, the Administrative Agent and the Lenders party thereto entered into that certain Credit Agreement, dated as of June 23, 2011 (the “Credit Agreement”).

B.           The Borrower has requested that the Required Lenders agree, and the Required Lenders have agreed, to amend certain provisions of the Credit Agreement to permit the Stock Repurchase Program (as defined below).

C.           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms

.   Capitalized terms used herein without definition are used as defined in the Credit Agreement, as amended by this First Amendment.  Unless otherwise indicated, all section references in this First Amendment refer to the applicable section of the Credit Agreement.

Section 2. Amendments to Credit Agreement

.

2.1 Amendments to Section 1.1.

(a) Section 1.1 is hereby amended by deleting the defined term “Agreement” in its entirety and replacing it with the following term:

““Agreement” means this  Credit Agreement, as amended by that certain First Amendment to Credit Agreement dated as of November 15, 2012.”

(b) Section 1.1 is hereby amended by add the following defined term in the correct location alphabetically to Section 1.1:

““Deposit Account” means a deposit account (including all funds on deposit therein).”

““Securities Account” means a securities account (including all financial assets held therein and all certificates and instruments, if any, representing or evidencing such financial assets).”

““Stock Repurchase Account” means the collective reference to any Deposit Account and/or Securities Account (and any sub-accounts thereof) in the name of a Loan Party maintained at Pershing LLC or such other financial institution identified in writing to the Administrative Agent into which a Loan Party transfers cash or Cash Equivalents for the purpose of funding, in the case of Holdings, or providing funds to Holdings for the purpose of funding, the Stock Repurchase Program.”

““Stock Repurchase Program” means a Stock repurchase program (or other similar arrangement or program) providing for the repurchase, redeemption or retirement for or by Holdings of Stock or Stock Equivalents of Holdings solely from funds on deposit in the Stock Repurchase Account.”

2.2 Amendment to Section 7.11(a); Definition of Excluded Accounts.  Section 7.11(a) is hereby amended by replacing the words “, (x) $2,500,000 in the aggregate for all such accounts (the accounts referred to in clauses (i), (ii) and (iii) above, collectively, “Excluded Accounts”)” with the following words:

“$2,500,00 in aggregate for all such accounts; and (iv) the Stock Repurchase Account (the accounts referred to in clauses (i), (ii), (iii) and (iv) above, collectively, “Excluded Accounts”)”.

2.3 Amendment to Section 8.5.  Section 8.5 is hereby amended by deleting the word “and” at the end of clause (b), replacing the period at the end of the proviso to clause (c) with the phrase “; and” and inserting the following clause (d) at the end of such Section:

“(d)           Restricted Payments by Holdings to repurchase, redeem or retire Stock or Stock Equivalents of Holdings pursuant to the Stock Repurchase Program solely using funds in the Stock Repurchase Account;

provided, however, that no action that would otherwise be permitted hereunder in reliance upon this clause (d) shall be permitted (A) other than from funds held on deposit in the Stock Repurchase Account and permitted to be deposited therein pursuant to Section 8.18 or (B) at any time, if the amount of any Restricted Payment made under this clause (d) would cause the aggregate amount of Restricted Payments paid under this clause (d) since the Closing Date to exceed $20,000,000.”

2.4 New Section 8.18; Restrictions on Transfer to Stock Repurchase Account.  Article 8 is hereby amended to add the following Section 8.18:

“Section 8.18                                Restrictions on Transfers to Stock Repurchase Account.  No Group Member shall transfer any funds or other assets to the Stock Repurchase Account unless:

(a) the transfer is of cash or Cash Equivalents,

(b) on the date of such transfer, (i) no Default or Event of Default is continuing prior to or following, or would result from, the transfer, and (ii) the aggregate outstanding principal amount of the Revolving Loans at all times equals zero ($0.00),

(c) at any time, the quantity equal to (x) the aggregate amount of all transfers of assets to the Stock Repurchase Account minus (y) the aggregate amount of all transfers of cash and Cash Equivalents from the Stock Repurchase Account to a Loan Party for purposes other than to (1) fund payments for the repurchase, redemption or retirement of Stock or Stock Equivalents of Holdings pursuant to the Stock Repurchase Program and (2) pay any fees and expenses in connection with the Stock Repurchase Program does not exceed $20,000,000, and

(d) immediately following such transfer, the aggregate amount of all assets in the Stock Repurchase Account does not exceed the quantity equal to (x) $20,000,000 minus (y) the aggregate amount of all transfers of assets from the Stock Repurchase Account for the purpose of (1) funding payments for the repurchase, redemption or retirement of Stock or Stock Equivalents of Holdings pursuant to the Stock Repurchase Program and (2) paying fees and expenses in connection with the Stock Repurchase Program.

No Group Member shall use any funds on deposit in the Stock Repurchase Account or any financial assets held therein for a purpose other than (i) to fund payments for the repurchase, redemption or retirement of Stock or Stock Equivalents of Holdings pursuant to the Stock Repurchase Program and pay fees and expenses in connection with the Stock Repurchase Program or (ii) to return assets deposited or held in the Stock Repurchase Account to the Loan Parties for working capital or other purposes (in which event such funds shall not be available for use in connection with the Stock Repurchase Program (without prejudice to the right of any Loan Party thereafter to transfer cash or Cash Equivalents to the Stock Repurchase Account in accordance with the provisions of this Section 8.18)).  For avoidance of doubt, subject to the compliance by the Loan Parties with Section 8.18 and Section 8.5(d), the Loan Documents shall not prohibit or otherwise restrict the Stock Repurchase Program.”

Section 3. Conditions Precedent

.  This First Amendment is subject to the satisfaction of each of the following conditions precedent and shall not become effective until the date on which each condition is satisfied (the “First Amendment Effective Date”):

3.1 The Administrative Agent shall have received from the Required Lenders, the Borrower and Holdings, duly executed counterparts of this First Amendment from each such Person.

3.2 The Administrative Agent and the Lenders shall have received all reimbursements of costs and expenses due and payable under any Loan Document on or prior to the First Amendment Effective Date to the extent invoiced one Business Day prior to the First Amendment Effective Date.

3.3 The Administrative Agent shall have received from the Borrower a consent fee payable for the account of each Lender that has returned an executed signature page to this Amendment on or prior to the First Amendment Effective Date (each a “Consenting Lender”) equal to 0.15% of the sum of (a) the aggregate outstanding principal amount of Term Loans, if any, held by such Consenting Lender as of the First Amendment Effective Date and (b) the aggregate amount of Revolving Credit Commitments, if any, of such Consenting Lender as of the First Amendment Effective Date.

3.4 The following statements shall be true on the First Amendment Effective Date, both immediately before and immediately after execution of the First Amendment:  (a) the representations and warranties set forth in any Loan Document shall be true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the First Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date and (b) no Default or Event of Default shall have occurred or be continuing immediately prior to or immediately after giving effect to the First Amendment.

Section 4. Miscellaneous

.

4.1 Confirmation; Ratification; and Acknowledgment.

(a) All of the terms and provisions of the Credit Agreement, as amended by this First Amendment, are, and shall remain, in full force and effect following the effectiveness of this First Amendment.  The parties hereto confirm that this First Amendment is a Loan Document.

(b) Each of the Borrower and Holdings hereby ratify and affirm its obligations, and acknowledge (i) its continued liability, under each Loan Document to which it is a party and (ii) that (A) the terms and provisions of the Loan Documents (other than the Credit Agreement) and (B) the rights and remedies of the Secured Parties under the Loan Documents, are, and shall remain in full force and effect following the effectiveness of this First Amendment.

(c) Holdings, as the Guarantor, hereby consents to the amendment of the Credit Agreement as set forth in this First Amendment.

4.2 Representations and Warranties.  To induce the Required Lenders to enter into this First Amendment, each of Holdings and Borrower represents and warrants that each of the representations and warranties set forth in any Loan Documents, both immediately before and immediately after execution of the First Amendment, shall be true and correct in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the First Amendment Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date.

4.3 Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this First Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

4.4 Governing Law. This First Agreement and the rights and obligations of the parties hereto and thereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PGT INDUSTRIES, INC., AS BORROWER

By:
Name:
Title:

PGT, INC., AS HOLDINGS

By:
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT FOR PGT INDUSTRIES, INC.

GENERAL ELECTRIC CAPITAL CORPORATION AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, L/C ISSUER, SWINGLINE LENDER AND LENDER
By: Name: Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT FOR PGT INDUSTRIES, INC.

SUNTRUST BANK, AS LENDER
By: Name: Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT FOR PGT INDUSTRIES, INC.

GE CAPITAL FINANCIAL INC., AS A LENDER
By: Name: Title: Duly Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT FOR PGT INDUSTRIES, INC.